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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported): September 30, 2002


               CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of September 1, 2002, providing for the issuance of the CWMBS, INC., Alternative Loan Trust 2002-14, Mortgage Pass-Through Certificates, Series 2002-24).


                                  CWMBS, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


            Delaware               333-92152                   95-4449516
  ----------------------------    -----------              -------------------
  (State of Other Jurisdiction    (Commission               (I.R.S. Employer
        of Incorporation)         File Number)             Identification No.)



                   4500 Park Granada
                 Calabasas, California             91302
                 ---------------------          ----------
                 (Address of Principal          (Zip Code)
                  Executive Offices)



       Registrant's telephone number, including area code (818) 225-3240
                                                          ----- --------


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Item 5.       Other Events.
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Filing of Computational Materials
---------------------------------

     In connection with the offering of the Mortgage Pass-Through Certificates, Series 2002-24, UBS WARBURG LLC ("UBS"), as one of the Underwriters of the Underwritten Certificates, has prepared certain materials (the "UBS Computational Materials") for distribution to its potential investors. Also, in connection with the offering of the Mortgage Pass-Through Certificates, Series 2002-24, COUNTRYWIDE SECURITIES CORPORATION ("CSC") has prepared certain materials (the "CSC Computational Materials") for distribution to its potential investors. Although the Company provided UBS and CSC with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the UBS Computational Materials or the CSC Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The UBS Computational Materials, listed as Exhibit 99.1 hereto, are filed on Form SE dated September 30, 2002. The CSC Computational Materials, listed as
Exhibit 99.2 hereto, are filed on Form SE dated September 30, 2002.


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*    Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated September 24, 2002 and the prospectus supplement dated September 25, 2002, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2002-24.


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Item 7.       Financial Statements, Pro Forma Financial
              -----------------------------------------
              Information and Exhibits.
              ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

    99.1  UBS Computational Materials filed on Form SE dated
          September 30, 2002

    99.2  CSC Computational Materials filed on Form SE dated
          September 30, 2002


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                                   Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CWMBS, INC.




                                            By: / s / Darren Bigby
                                                ------------------------
                                            Darren Bigby
                                            Vice President


Dated:  September 30, 2002

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                                 Exhibit Index
                                 -------------




Exhibit                                                                     Page
-------                                                                     ----

99.1  UBS Computational Materials filed on Form SE dated September 30, 2002.  6
99.2  CSC Computational Materials filed on Form SE dated September 30, 2002.  7



                                      5
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                                 EXHIBIT 99.1
                                 ------------

       UBS Computational Materials filed on Form SE dated September 30, 2002.


                                       6
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                                 EXHIBIT 99.2
                                 ------------

       CSC Computational Materials filed on Form SE dated September 30, 2002.

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